Exhibit 10.3
VOTING AND SUPPORT AGREEMENT
     This Voting and Support Agreement (“Agreement”) is made and entered into as of June 20, 2009, by and among Cambium Holdings, Inc., a Delaware corporation (“Parent”), and the undersigned stockholder (the “Stockholder”) of Voyager Learning Company, a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Section 8 hereof and certain other capitalized terms used in this Agreement that are not defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).
RECITALS
     WHEREAS, Stockholder is the holder of record or the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of certain common stock of the Company;
     WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Vowel Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), VSS-Cambium Holdings II Corp., a Delaware corporation (“Cambium Holdings II”), Consonant Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Cambium Merger Sub”), Vowel Representative, LLC, a Delaware limited liability company (the “Stockholders’ Representative”), and the Company are entering into an Agreement and Plan of Mergers (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of Purchaser with and into the Company (the “Voyager Merger”) and the merger of Cambium Merger Sub with and into Cambium Holdings II (the “Cambium Merger”, and together with the Voyager Merger, the “Mergers”); and
     WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement, the Stockholder has agreed to execute, deliver and perform this Agreement.
AGREEMENT
     NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree, (except that, if more than one Stockholder executes this agreement, each Stockholder agrees, severally and not jointly) as follows:
     Section 1. Agreement to Vote Shares. During the Term, at any meeting of the stockholders of the Company (or of the holders of any class of stock of the Company’s capital stock) called with respect to any of the following, and at every adjournment or postponement thereof and in any action by written consent of the stockholders of the Company in lieu of a meeting, with respect to any of the following, the Stockholder shall vote or consent with respect to the Subject Securities: (a) in favor of adoption of the Merger Agreement and approval of the Voyager Merger and the other actions contemplated by the Merger Agreement (the “Merger Proposals”), (b) against any Vowel Alternative Proposal or Vowel Superior Proposal and (c) against any other action, agreement or proposal that could reasonably be expected to result in any of the conditions to the consummation of the Voyager Merger under the Merger Agreement not being fulfilled or which could reasonably be expected to otherwise impede, interfere with, delay, postpone or materially adversely affect the Voyager Merger or the other transactions contemplated by the Merger Agreement. The Subject Securities shall be deemed present for purposes of a quorum at any meeting of the stockholders of Voyager at which the Voyager Merger is voted upon.
     Section 2. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Stockholder agrees to execute and deliver to Parent a proxy, which is coupled with an interest and shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein in the form attached hereto as Exhibit A (the “Proxy”), which Proxy shall remain in full force and effect during the Term and will automatically be revoked upon expiration of the Term.
     Section 3. Stockholder Covenants.
          (a) Restriction on Transfer of Subject Securities. Except pursuant to the terms of the Merger Agreement or otherwise provided in Section 3(c) of this Agreement, during the Term, the Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected. Any Transfer of any Subject Securities in violation of this Section 3 shall be void and have no force or effect.
          (b) Restriction on Transfer of Voting Rights of Subject Securities. During the Term, except as provided in this Agreement the Stockholder shall not: (i) grant any proxy or power of attorney or enter into a voting agreement or similar arrangement with respect to the Subject Securities except to the extent such proxy, power of attorney, voting agreement or similar arrangement is in favor of Parent or its designee or (ii) deposit any of the Subject Securities into a voting trust.
          (c) Permitted Transfers of Subject Securities. Section 3(a) shall not prohibit a Transfer of Subject Securities by the Stockholder (i) to any member of the Stockholder’s immediate family, or to a trust, partnership or other entity formed for the benefit of the Stockholder or any member of the Stockholder’s immediate family, (ii) upon the death of the Stockholder or (iii) to an Affiliate of the Stockholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee (x) agrees in a writing to be bound by the terms of this Agreement by executing and delivering to Parent the Joinder attached as Exhibit B hereto and (y) if prior to the Effective Time, delivers a Proxy in the form attached hereto as Exhibit A to Parent. The term “Stockholder” shall include and also refer to any Person to whom Subject Securities are Transferred.
          (d) Inconsistent Agreements. The Stockholder agrees, during the Term, that it shall not enter into any agreement, proxy, voting trust or other arrangement or understanding with any other Person that would violate or prohibit the performance of, this Agreement.
          (e) No-Solicitation. During the Term, the Stockholder agrees not to, nor to permit any investment banker, financial adviser, attorney, accountant or other representative of the Stockholder to, directly or indirectly, engage in any activity which would be prohibited by Section 5.3(a) of the Merger Agreement if engaged in by the Company.
     Section 4. Representations, Warranties and Covenants of Stockholder. The Stockholder hereby represents, warrants and covenants to Parent and Purchaser as follows:

          (a) Due Authorization, Etc. The Stockholder has legal capacity, power and authority to enter into this Agreement and the Proxy. This Agreement has been, and each Proxy when delivered will have been, duly and validly executed and delivered by the Stockholder and constitute valid and binding agreements or instruments of the Stockholder enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.
          (b) No Conflict. The execution and delivery of this Agreement and each Proxy by the Stockholder do not, and the performance of this Agreement and the Proxy by the Stockholder will not conflict with, violate or result in a breach of or constitute (with or without notice or the passage of time) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under (i) the organizational documents of the Stockholder, if any, (ii) any law, rule, regulation, order, decree or judgment applicable to the Stockholder or the Subject Securities held by the Stockholder, or (iii) any contract, indenture, guarantee, lease, mortgage, license or other agreement, instrument, obligation or undertaking of any kind to which Stockholder is a party or by which the Stockholder or any of its properties or assets are bound. Except pursuant to this Agreement or otherwise in favor of Parent, the Stockholder has not, and shall not, grant any proxy with respect to the Subject Securities.
          (c) Title to Securities. As of the date of this Agreement: (i) the Stockholder Owns (and has the sole right to vote and dispose of) all of the shares of Company Common Stock indicated on Schedule I hereto; (ii) the Stockholder Owns the options and the other rights to acquire shares of Company Common Stock that are exercisable for the number of shares of Company Common Stock indicated on Schedule I hereto, and (iii) the Stockholder does not directly or indirectly Own any capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any capital stock or other securities of the Company, other than the stock and options, warrants and other rights set forth on Schedule I hereto. Except as permitted by this Agreement the Subject Securities are now and, at all times during the Term, the Subject Securities will be, held by the Stockholder or by a nominee or custodian for the benefit of the Stockholder, free and clear of all mortgages, claims, charges, liens, security interests, pledges or options, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever.
          (d) Reliance by Parent and Purchaser. The Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.
          (e) Stop Transfer. The Stockholder hereby agrees and covenants that it will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Securities unless such Transfer is made in compliance with this Agreement. The Stockholder hereby acknowledges and agrees that the Company may instruct its transfer agent to prohibit any Transfer during the Term of any certificate or uncertificated interests representing any of the Subject Securities Owned by the Stockholder except to the extent permitted by this Agreement.

     Section 5. Waiver of Appraisal Rights. The Stockholder hereby knowingly, voluntarily and intentionally waives, and agrees not to exercise or assert, any rights of appraisal from the Voyager Merger and the transactions contemplated by the Merger Agreement that the Stockholder may have.
     Section 6. Further Assurances. From time to time and without additional consideration, the Stockholder shall (at Parent’s sole expense and without requiring the Stockholder to undertake any additional liability or obligation or make any representation or warranty to any Person) execute and deliver, or cause to be executed and delivered, such additional confirmatory transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Parent’s sole expense) take such further actions (subject to the limitations in this Section 6), as Parent may reasonably request in writing for the purpose of carrying out and furthering the intent of this Agreement.
     Section 7. Appointment of Stockholders’ Representative.
          (a) Appointment. The Stockholder irrevocably makes, constitutes and appoints the Stockholders’ Representative as its agent, attorney-in-fact and representative and authorizes and empowers it to fulfill the role of the Stockholders’ Representative as set forth in the Merger Agreement, which appointment shall be irrevocable and coupled with an interest. The Stockholder acknowledges and agrees that the member and/or manager of the Stockholders’ Representative may be removed, replaced and/or substituted at any time or from time to time after the date hereof without any consent or approval by, any party hereto, subject only to the requisite approval of the Vowel Stockholders.
          (b) Authority. The Stockholder hereby irrevocably grants the Stockholders’ Representative full power and authority on its behalf to take the actions after the Closing Date set forth immediately below:
               (i) to enforce (1) any Post-Closing Obligations of Parent, Cambium Holdings II or their respective Subsidiaries pursuant to the Merger Agreement and (2) any obligations under the Escrow Agreement, the Contingent Value Right Agreement, the Security Agreement, the VSS Limited Guarantee, or any other Transaction Documents to the extent such other Transaction Documents expressly provide rights or benefits to the Stockholders’ Representative or to the Stockholder or any other Vowel Stockholder after the Closing;
               (ii) to negotiate and compromise, on behalf of the Stockholder, any dispute that may arise under, and to exercise or refrain from exercising any remedies available under, the agreements and obligations contemplated in Section 7(b)(i), and to execute, on behalf of the Stockholder, any settlement agreement, release or other document with respect to such dispute or remedy;
               (iii) to engage attorneys, accountants and agents at the expense of and on behalf of the Stockholder and the other Vowel Stockholders;

               (iv) to give and receive notice or other communications on behalf of the Stockholder;
               (v) to receive all or any portion of amounts in the Escrow Account to fund: (1) the payment of reasonable costs and expenses (including without limitation any insurance contemplated by clause (iv)(2)) of the Stockholders’ Representative incurred in connection with the performance of its duties or the taking of any action contemplated in this Section 7(d); and (2) the purchase of any insurance or similar products that are reasonably necessary to provide indemnification to the Stockholders’ Representative as contemplated in Section 7(d); and/or (3) any reasonable compensation payable to the Stockholders’ Representative for performing its services in accordance with this Agreement and any applicable Transaction Document; and
               (vi) To take any and all other actions incidental to, or as are otherwise necessary or appropriate to, carry out the duties of the Stockholders’ Representative contemplated in this Agreement or the Merger Agreement, or of the secured party as contemplated by the Security Agreement.
Notwithstanding the foregoing, the Stockholders’ Representative shall have no authority to enforce the rights of any employee or other Person in such Person’s capacity as a beneficiary of any of the plans or amounts set forth in Schedule 5.24 to the Merger Agreement.
          (c) Reliance. The Stockholder irrevocably agrees that:
               (i) in all matters in which action by the Stockholders’ Representative is required or permitted, the Stockholders’ Representative is authorized to act on behalf of the Stockholder, notwithstanding any dispute or disagreement among the Stockholder and any other Vowel Stockholder or between the Stockholder, any other Vowel Stockholder and the Stockholders’ Representative, and Parent and its Subsidiaries, and the VSS Funds, shall be entitled to rely on any and all action taken by the Stockholders’ Representative under this Agreement or the Merger Agreement without any liability to, or obligation to inquire of, the Stockholder or any of the other Vowel Stockholders, notwithstanding any knowledge on the part of Parent or Cambium Holdings II of any such dispute or disagreement;
               (ii) any notice to the Stockholders’ Representative must be given to the Stockholders’ Representative in the manner provided in Section 9.3 of the Merger Agreement, and such notice shall be deemed to be notice to the Stockholder for the purposes of this Agreement;
               (iii) the power and authority of the Stockholders’ Representative, as described in this Agreement, shall continue in force until all rights of the Vowel Stockholders under the agreements contemplated in Section 7(b)(i) shall have terminated, expired or been fully performed; and
               (iv) a majority in interest of the Vowel Stockholders shall have the right, exercisable from time to time upon written notice delivered to the Stockholders’

Representative and Holdco, as applicable: (1) to remove the Stockholders’ Representative, with or without cause, and (2) to appoint a Stockholders’ Representative to fill a vacancy caused by the resignation or removal of the Stockholders’ Representative.
          (d) Indemnification. The Stockholder shall severally indemnify the Stockholders’ Representative and each of its members or managers against any Liabilities of any kind or nature whatsoever (except such as result from willful misconduct by such person) that the Stockholders’ Representative may suffer or incur in connection with any action or omission of such member as a member of the Stockholders’ Representative. The Liabilities contemplated in this Section 7(d) shall be satisfied exclusively out of the Escrow Account, net of any insurance proceeds actually received by the Stockholders’ Representative (after taking into account any deductibles, retention amounts and/or any costs or expenses incurred in obtaining such insurance proceeds). The Stockholder acknowledges and agrees that the Stockholders’ Representative shall not be liable to the Stockholder or any other Vowel Stockholder for any Liabilities (except such Liabilities as result from the Stockholders’ Representative’s gross negligence or willful misconduct) with respect to any action or omission taken or omitted to be taken by the Stockholders’ Representative pursuant to this Section 7.
     Section 8. Certain Definitions. For purposes of this Agreement,
          (a) “Affiliate” has the meaning assigned thereto in Rule 12b-2 under the Exchange Act.
          (b) “Company Common Stock” means the common stock, par value $0.001 per share, of the Company.
          (c) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (d) The Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if the Stockholder, at the time of determination, is the record owner of such security, or is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Exchange Act.
          (e) “Person” means any (i) individual, (ii) corporation, limited liability company, partnership or other entity or (iii) Governmental Authority.
          (f) “Subject Securities” means: (i) all securities of the Company (including all Company Common Stock and all options, warrants and other rights to acquire Company Common Stock) Owned by the Stockholder as of the date of this Agreement, whether vested or unvested; and (ii) all additional securities of the Company (including all additional Company Common Stock and all additional options, warrants and other rights to acquire Company Common Stock), whether vested or unvested, of which the Stockholder acquires Ownership (regardless of the method by which Stockholders acquire Ownership) during the Term and (iii) any security of the Company issued with respect to the securities set forth in clauses (i) or (ii) as a result of any stock dividend, split-up, recapitalization, combination, exchange of stock or the like.

          (g) “Term” shall mean from the date hereof until the earlier to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) the termination of this Agreement upon mutual written agreement of the parties hereto.
          (h) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, assigns, encumbers, transfers or disposes of (including by gift, merger or operation of law), or grants an option, contract or other arrangement or understanding with respect to such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commit to do any of the foregoing; (iii) enters into a hedging transaction or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Subject Securities; (iv) establishes a “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act or (v) commits, agrees or offers to do any of the foregoing.
     Section 9. Miscellaneous.
          (a) Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by the Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon the Stockholder and the Stockholder’s heirs, estate, executors and personal representatives and the Stockholder’s successors and assigns. This Agreement shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities Owned by the Stockholder are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.
          (b) Disclosure. The Stockholder hereby agrees to permit Parent to publish and disclose in the Proxy Statement/Prospectus, and any press release or other disclosure document which Parent reasonably determine to be necessary or desirable in connection with the Mergers and any transactions related thereto, the Stockholder’s identity and ownership of the Subject Shares and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement.
          (c) Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or any Proxy were not performed in accordance with its specific terms or were otherwise breached and in the event of any breach or threatened breach by the Stockholder of any covenant or obligation contained in this Agreement or in any Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages but strictly as limited herein), without the posting of any bond and without proof of actual damages, to seek (x) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (y) an injunction restraining such breach or threatened breach.
          (d) Limitation on Damages. Notwithstanding anything to the contrary contained herein, under no circumstances shall the aggregate liability for money damages of all the Vowel Stockholders party to Voting and Support Agreements of even date herewith exceed (i) the lesser of (A) the value of the Subject Securities held by such Vowel Stockholders and (B) $4,500,000 for any material and willful breaches of representations and warranties made herein or for failure to perform material covenants or obligations to be performed pursuant to the terms hereof, or (ii) $625,000 for the payment of any reasonable and documented out-of-pocket costs and expenses (including reasonable and documented legal fees and expenses) in connection with any action, including the filing of any lawsuit or legal action, taken to collect payment or force specific performance by such Vowel Stockholders, and any such liability shall be apportioned on a several basis.
          (e) Amendment; Waiver; Remedies Cumulative. Any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by each of the parties hereto. No failure on the part of Parent or Purchaser to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent or Purchaser in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy subject, however, to the limitations of Section 9(d) and subject to the further limitation that neither Parent nor Purchaser shall be entitled to monetary damages if the Mergers shall have occurred. Neither Parent nor Purchaser shall be deemed to have waived any claim available to Parent or Purchaser, as the case may be, arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent or Purchaser, as the case may be; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.
          (f) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware without giving effect to principles of conflicts or choice of law.
          (g) Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.
          (h) Entire Agreement. This Agreement and any Proxy delivered in connection with this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, representations and understandings (both written and oral) between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party unless made in writing and signed by the party against whom enforcement is sought.
          (i) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or two (2) business days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth beneath such party’s signature hereto, or as subsequently modified by written notice.
          (j) Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
          (k) Waiver of Jury Trial. EACH OF PARENT AND THE STOCKHOLDER HEREBY IRREVOCABLY WAIVE AND COVENANT THAT IT WILL NOT ASSERT THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO.
          (l) No Limitation on Actions of Stockholder as Director. Notwithstanding anything in this Agreement to the contrary, if the Stockholder or any of its representatives is a member of the board of directors of the Company, nothing in this Agreement is intended or shall be construed to require the Stockholder or such representative to take any action, or limit any action the Stockholder or such representative may take, to the extent that doing so would be inconsistent with the Stockholder’s or such representative’s fiduciary duties as a director of the Company. Notwithstanding anything in this Agreement to the contrary, the Stockholder makes no agreement or understanding herein in any capacity other than in the Stockholder’s capacity as Owner of the Subject Securities.
          (m) Descriptive Heading. The descriptive headings used herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

The parties have caused this Agreement to be duly executed on the date first above written.

PARENT: CAMBIUM HOLDINGS, INC.
By:
	Name:	Scott J. Troeller
	Title:	President

Address for notices:
c/o Veronis Suhler Stevenson LLC
350 Park Avenue
New York, NY 10022
Attn: Scott J. Troeller
Facsimile:
[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

STOCKHOLDER:
By

By:
Its:

Address for notices:

SCHEDULE I

Shares of Company Common Stock Owned	Number of Shares of Company Common Stock Issuable upon exercise of Options and Other Rights

EXHIBIT A
IRREVOCABLE PROXY
     The undersigned stockholder (the “Stockholder”) of Voyager Learning Company, a Delaware corporation (the “Company”), hereby irrevocably appoints each of Scott J. Troeller and Eric Van Ert (collectively, the Proxyholders), as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein and to act by written consent in lieu of any meeting (to the full extent that the undersigned is entitled to do so) with respect to (i) the outstanding capital stock of the Company owned of record by the Stockholder as of the date of this Proxy, which shares are specified on the final page of this Proxy, and (ii) any and all other capital stock of the Company which the Stockholder may acquire on or after the date hereof. The capital stock of the Company referred to in clauses “(i)” and “(ii)” of the immediately preceding sentence are collectively referred to as the “Shares”. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until such time as this Proxy is terminated in accordance with its terms.
This Proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Voting and Support Agreement of even date herewith (the “Voting and Support Agreement”), by and between Cambium Holdings, Inc., a Delaware corporation (“Parent”) and the Stockholder, and is granted in consideration of Parent entering into that certain Agreement and Plan of Mergers, of even date herewith, by and among the Company, Parent, Vowel Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent, VSS-Cambium Holdings II Corp., a Delaware corporation and Consonant Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (the “Merger Agreement”). As used herein, the term “Termination Date” means the earlier to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) the termination of the Voting and Support Agreement upon mutual written agreement of the parties thereto. Unless otherwise provided, other capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Merger Agreement.
Each of the Proxyholders named above is hereby authorized and empowered by the undersigned, at any time on or before the Termination Date, to act as the undersigned’s attorney and proxy to act by written consent or vote the Shares, without regard to any instructions, written or otherwise, that may be given by the undersigned with respect to such vote or consent, at every annual, special or adjourned meeting of the stockholders of the Company or pursuant to any action by written consent in lieu of a meeting: (a) in favor of adoption of the Merger Proposals (as defined in the Voting and Support Agreement), (b) against any Vowel Alternative Proposal or Vowel Superior Proposal and (c) against any other action, agreement or proposal that could reasonably be expected to result in any of the conditions to the consummation of the Voyager Merger under the Merger Agreement not being fulfilled or which could reasonably be expected to otherwise impede, interfere with, delay, postpone or materially adversely affect the Voyager Merger or the other transactions contemplated by the Merger Agreement. The Proxyholders may not exercise this Proxy on any other matter not referred to in this Proxy, and the Stockholder may vote the Shares on all other such matters.

This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).
Dated: June ___, 2009

(Signature of Stockholder)

(Print Name of Stockholder)

Number of common stock of the Company owned of record as of the date of this Proxy:

EXHIBIT B
JOINDER TO VOTING AND SUPPORT AGREEMENT
Pursuant to Section 3.3(c) of that certain Voting and Support Agreement dated as of June [ • ], 2009 (the “Voting Agreement”) by and among Cambium Holdings, Inc. and                      (the “Transferring Stockholder”), upon execution and delivery this joinder agreement to Parent and its acceptance thereof by Parent, the undersigned hereby agrees and acknowledges that the undersigned is a “Stockholder” as defined in the Voting Agreement, and hereby agrees with respect to itself and its Subject Securities to be bound by the terms and conditions and subject to the obligations of, the Voting Agreement as a “Stockholder” thereunder, and agrees to execute and deliver a Proxy in the form attached as Exhibit A to the Voting Agreement. The undersigned further certifies that the representations and warranties made by the Stockholder in Section 4 of the Voting Agreement are true, correct and complete as if made by the undersigned on the date hereof.
     Executed, in counterpart, as of the ___ day of                     , 2009

Signature:
Name:
Title:
Address for notices:

Subject Securities:

ACCEPTED & ACKNOWLEDGED:

CAMBIUM HOLDINGS, INC.
By:
Name:
Title: